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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                February 28, 2002
                Date of Report (Date of earliest event reported)



                             INTELEFILM CORPORATION
             (Exact name of registrant as specified in its charter)


         MINNESOTA                     0-21534                  41-1663712

(State or other jurisdiction     (Commission File No.)     (IRS Employer ID No.)
     of incorporation)


        6385 Old Shady Oak Road, Suite 290, Eden Prairie, Minnesota 55344
                    (Address of principal executive offices)

                                 (952) 925-8840
              (Registrant's telephone number, including area code)


================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          The Registrant announced on February 28, 2002 that it had completed the sale of the stock of its commercial production subsidiaries, Curious Pictures Corporation ("Curious") and DCODE, Inc. ("DCODE") to a group led by the existing management of Curious (the "Curious Management Group"). The Curious Management Group paid approximately $5,100,000, consisting of cash of $2,000,000, a promissory note for $500,000, extinguishment of the an existing put right held by the existing management of Curious with a value of approximately $1,200,000, and extinguishment of approximately $1,400,000 of inter-company indebtedness. The promissory note is secured by a lien on the assets of Curious subordinated to a bank working capital line of up to $500,000. The subordinated creditors, consisting of the Registrant, a private financing source and the Curious Mangement Group, also entered into an intercreditor agreement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)       Financial Statements of Business Acquired

               Not applicable.

     (b)       Pro Forma Financial Information

               The following un-audited pro forma condensed financial statements are filed with this report:

               Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 Pro Forma Condensed Consolidated Statements of Income:

                      Year Ended December 31, 2000
                      Nine Months Ended September 30, 2001

                      This un-audited pro forma financial information sets forth the impact of the sale of the stock of the Registrant's commercial production subsidiaries, Curious and DCODE, to the Curious Management Group. The total value of the transaction is approximately $5,100,000 in proceeds to the Company, consisting of cash of $2,000,000, a promissory note for $500,000, extinguishment of the an existing put right held by the existing management of Curious with a value of approximately $1,200,000 and extinguishment of approximately $1,400,000 of inter-company indebtedness. The promissory note is due with principle payments of $250,000 at each of its first and second anniversary dates, and is also subject to earlier prepayment based on a net income formula. The Company will use the sale proceeds for working capital. The sale transaction was consummated on February 28, 2002.

                       The pro forma adjustments are based upon information
               currently available and on certain assumptions, described within the footnotes to the pro forma financial statements that management of the Company believes are necessary and reasonable for a fair presentation of the pro forma financial information. The pro forma financial information and accompanying notes should be read in conjunction with the historical consolidated financial statements of the Company for the fiscal year ended December 31, 2000 and for the interim period ended September 30, 2001.

                        The objective of the un-audited pro forma financial
               information is to show what the significant effects on the historical financial statements might have been had the sale of Curious Pictures, Inc. occurred, for balance sheet purposes, on September 30, 2001, and, for statement of operations purposes, on January 1, 2000. However, the pro forma balance sheets are not necessarily indicative of the effects of the Company's financial position that would have been attained had the transaction occurred earlier. The un-audited pro forma statements of operations and balance sheets do not purport to present the Company's consolidated results of operations and financial position as they might have been, or as they may be in the future, had the transaction occurred on the assumed date.


               STATEMENTS OF OPERATIONS:


                                                                        Pro forma
                                                                     adjustments for    Pro forma after
                                                                       sale of the       sale of the
                                                                         stock of          stock of
                                                                         Curious           Curious
                                                     iNTELEFILM      Pictures Corp &    Pictures Corp &
                                                     Corporation       DCODE, Inc.        DCODE, Inc.
               -----------------------------------------------------------------------  -----------------
              Nine months ended September 30, 2001:
               Revenues                             $31,695,953     $(13,759,533)(1)     $ 17,936,420
               Operating expenses                    39,783,004      (14,083,956)(1)       25,699,048
               -----------------------------------------------------------------------  -----------------
               Income (loss) from operations         (8,087,051)        (324,423)          (7,762,628)
               Other income (expense)                    50,358           (2,122)              52,480
               Minority interest                        160,000               --              160,000
               Interest income (expense) - net         (468,559)        (109,928)(2)         (358,631)
               -----------------------------------------------------------------------  -----------------
                 Net income (loss)                  $(8,345,252)    $   (436,473)        $ (7,908,779)
               =======================================================================  =================

               Basic and diluted net loss per share  $    (1.24)                         $      (1.18)
                                                     ==========                          ============
               Weighted average number of shares
               outstanding                            6,712,000                             6,712,000
                                                     ==========                          ============


(1) To eliminate the revenue and operating expenses of Curious Pictures Corporation & DCODE, Inc.

(2) To eliminate interest expense totaling $93,885 associated with a line of credit utilized in the operations of Curious Pictures; to add miscellaneous interest income of $2,707; and to add $18,750 of interest income related to note receivable.

                                                                        Pro forma
                                                                     adjustments for    Pro forma after
                                                                       sale of the       sale of the
                                                                         stock of          stock of
                                                                         Curious           Curious
                                                     iNTELEFILM      Pictures Corp &    Pictures Corp &
                                                     Corporation       DCODE, Inc.        DCODE, Inc.
              ------------------------------------------------------------------------- -----------------
              Year Ended December 31, 2000
                Revenues                            $ 66,997,559      (21,915,297)(1)    $ 45,082,262
                Operating expenses                    77,831,077      (21,608,778)(1)      56,222,299
                ----------------------------------------------------------------------- -----------------
                Income (loss) from operations
                                                     (10,833,518)         306,519         (11,140,037)
                Other income (expense)                  (259,724)         (47,935)(1)        (211,789)
                Interest income (expense) - net          148,751          (67,172)(2)         215,923
                ----------------------------------------------------------------------- -----------------
                  Net income (loss)                  (10,944,491)   $     191,412        $(11,135,903)
                ======================================================================= =================

                Basic and diluted net loss per share  $    (1.70)                        $      (1.73)
                                                      ==========                         ============
                Weighted average number of shares
                outstanding                            6,437,000                            6,437,000
                                                      ==========                         ============

(1) To eliminate the revenue, and operating and other expenses of Curious Pictures Corp & DCODE Inc..

(2) To eliminate interest expense totaling $42,172 associated with a line of credit utilized in the operations of Curious Pictures Corp and to increase interest income by $25,000 related to $500,000 note receivable

               BALANCE SHEET:

                                                                   Pro forma
                                                                adjustments for         Pro forma after
                                                                  sale of the             sale of the
                                                                    stock of               stock of
                                                                    Curious                 Curious
                                                iNTELEFILM      Pictures Corp &          Pictures Corp &
                                                Corporation       DCODE, Inc.              DCODE, Inc.
           ------------------------------------------------------------------------     -----------------
           September 30, 2001
             Current assets                        7,569,016       (1,022,361)(1)(2)(3)       6,546,655
             Property and equipment - net          2,606,902       (1,873,297)(1)               733,605
             Intangible assets - net               5,197,508       (3,979,059)(1)             1,218,449
             Note receivable                              --          500,000 (3)               500,000
                                                  ---------------------------------     -----------------
             Total assets                         15,373,426       (6,374,717)                8,998,709
                                                  =================================     =================

             Current liabilities                  11,837,294       (2,505,256)(2)(3)          9,332,038
             Long-term debt                          420,223               --                   420,223
             Minority interest                     1,322,484         (802,435)(2)               520,049
             Shareholders' equity                  1,793,425       (3,067,026)               (1,273,601)
                                                  ---------------------------------     -----------------
             Total liabilities and shareholders'
             equity                               15,373,426       (6,374,717)                8,998,709
                                                  =================================     =================

(1)  To eliminate the assets of Curious Pictures Corp and DCODE Inc.

(2) To eliminate the liabilities of Curious Pictures, Inc., which were assumed by virtue of the purchase of the common stock, and to eliminate the minority interest associated with stock options earned by the Curious Management Group, which were cancelled pursuant to the sale transaction.

(3) To reflect receipt of the sale proceeds of $2,000,000 in cash and a note receivable of $500,000 net of an accrual for estimated disposition costs and reserves of $322,500.

(c)     Exhibits

          10.1 Merger Agreement, dated as of February 28, 2002 among Curious Holdings LLC, the purchaser, Curious Pictures Corporation and DCODE, Inc, the targets, and iNTELEFILM Corporation and Harmony Holdings, Inc., the sellers

          10.2 Subordination and Intercreditor dated as of February 28, 2002 by and among CM Opportunity Fund, LLC, iNTELEFILM Corporation, Curious Holdings LLC, and Susan Holden, Stephen Oakes, Richard Winkler and David Starr, the management team.

          10.3 Promissory Note made Curious Holdings, LLC for the benefit of the iNTELEFILM Corporation dated February 28, 2002.

          99.1 Press Release dated February 28, 2002



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2002                   iNTELEFILM Corporation


                                           /s/ Mark A Cohn
                                           -------------------------------------
                                           Mark A. Cohn
                                           ITS: Chief Executive Officer

                                  EXHIBIT INDEX

          10.1 Merger Agreement, dated as of February 28, 2002 among Curious
               Holdings LLC, the purchaser, Curious Pictures Corporation and
               DCODE, Inc, the targets, and iNTELEFILM Corporation and Harmony
               Holdings, Inc., the sellers

          10.2 Subordination and Intercreditor dated as of February 28, 2002 by and among CM Opportunity Fund, LLC, iNTELEFILM Corporation,
               Curious Holdings LLC, and Susan Holden, Stephen Oakes, Richard
               Winkler and David Starr, the management team.

          10.3 Promissory Note made Curious Holdings, LLC for the benefit of the iNTELEFILM Corporation dated February 28, 2002.

          99.1 Press Release dated February 28, 2002